CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited)	May 31, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.8%
COMMUNICATION SERVICES - 28.8%
Diversified Telecommunication Services - 0.4%
GCI Liberty Inc., Class A Shares	370,293	$25,620,573	*

Entertainment - 3.9%
Liberty Media Corp.-Liberty Formula One, Class A Shares	378,389	12,797,116	*
Liberty Media Corp.-Liberty Formula One, Class C Shares	671,390	23,263,664	*
Madison Square Garden Co., Class A Shares	694,567	118,513,967	*
Madison Square Garden Entertainment Corp.	694,567	55,030,543	*
World Wrestling Entertainment Inc., Class A Shares	896,330	41,473,189

Total Entertainment		251,078,479

Interactive Media & Services - 3.1%
Facebook Inc., Class A Shares	77,387	17,419,040	*
Twitter Inc.	5,797,827	179,558,702	*

Total Interactive Media & Services		196,977,742

Media - 21.4%
AMC Networks Inc., Class A Shares	2,851,931	80,624,089	*
Comcast Corp., Class A Shares	14,785,331	585,499,108
Discovery Inc., Class A Shares	7,195,182	156,495,209	*
Discovery Inc., Class C Shares	2,607,770	51,086,214	*
Liberty Broadband Corp., Class A Shares	1,000,466	134,752,766	*
Liberty Broadband Corp., Class C Shares	1,215,939	166,121,586	*
Liberty Media Corp.-Liberty SiriusXM, Class A Shares	1,479,101	53,987,187	*
Liberty Media Corp.-Liberty SiriusXM, Class C Shares	2,705,254	98,660,613	*
MSG Networks Inc., Class A Shares	2,128,011	26,344,776	*
ViacomCBS Inc., Class B Shares	1,129,737	23,430,745

Total Media		1,377,002,293

TOTAL COMMUNICATION SERVICES		1,850,679,087

CONSUMER DISCRETIONARY - 0.4%
Internet & Direct Marketing Retail - 0.4%
Qurate Retail Inc., Class A Shares	2,708,450	22,304,086	*

ENERGY - 0.6%
Energy Equipment & Services - 0.6%
Core Laboratories NV	1,220,023	24,668,865
National Oilwell Varco Inc.	1,108,464	13,822,546

TOTAL ENERGY		38,491,411

FINANCIALS - 1.2%
Capital Markets - 1.2%
Cohen & Steers Inc.	1,207,887	76,761,219

See Notes to Schedule of Investments.

ClearBridge Aggressive Growth Fund 2020 Quarterly Report	1

CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2020

SECURITY	SHARES	VALUE
HEALTH CARE - 31.8%
Biotechnology - 22.1%
AbbVie Inc.	502,638	$46,579,463
Agios Pharmaceuticals Inc.	805,569	41,680,140	*
Alkermes PLC	941,768	15,407,324	*
Amgen Inc.	885,435	203,384,419
Biogen Inc.	1,662,557	510,554,629	*
Ionis Pharmaceuticals Inc.	2,306,791	129,664,722	*
Ultragenyx Pharmaceutical Inc.	528,697	36,194,597	*
Vertex Pharmaceuticals Inc.	1,472,461	424,009,870	*
Voyager Therapeutics Inc.	1,034,737	12,520,318	*

Total Biotechnology		1,419,995,482

Health Care Equipment & Supplies - 0.9%
Medtronic PLC	568,348	56,027,746

Health Care Providers & Services - 8.4%
Guardant Health Inc.	542,520	49,038,383	*
UnitedHealth Group Inc.	1,605,772	489,519,594

Total Health Care Providers & Services		538,557,977

Pharmaceuticals - 0.4%
Bausch Health Cos. Inc.	1,386,131	25,615,701	*

TOTAL HEALTH CARE		2,040,196,906

INDUSTRIALS - 4.4%
Aerospace & Defense - 2.9%
L3Harris Technologies Inc.	952,491	189,974,330

Building Products - 1.3%
Johnson Controls International PLC	2,591,422	81,396,565

Machinery - 0.2%
Pentair PLC	355,074	13,897,596

TOTAL INDUSTRIALS		285,268,491

INFORMATION TECHNOLOGY - 32.1%
Electronic Equipment, Instruments & Components - 4.5%
Dolby Laboratories Inc., Class A Shares	769,378	46,724,326
TE Connectivity Ltd.	2,989,978	242,935,712

Total Electronic Equipment, Instruments & Components		289,660,038

Semiconductors & Semiconductor Equipment - 9.8%
Broadcom Inc.	1,002,416	291,973,708
Cree Inc.	3,525,548	185,761,124	*
Intel Corp.	2,448,380	154,076,554

Total Semiconductors & Semiconductor Equipment		631,811,386

See Notes to Schedule of Investments.

2	ClearBridge Aggressive Growth Fund 2020 Quarterly Report

CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2020

SECURITY		SHARES	VALUE
Software - 11.4%
Autodesk Inc.		1,469,588	$309,171,923	*
Cerence Inc.		1,017,832	30,443,355	*
Citrix Systems Inc.		1,165,734	172,668,520
FireEye Inc.		2,760,675	34,453,224	*
Nuance Communications Inc.		8,142,662	186,304,107	*

Total Software			733,041,129

Technology Hardware, Storage & Peripherals - 6.4%
Seagate Technology PLC		5,967,016	316,490,529
Western Digital Corp.		2,107,679	93,517,717

Total Technology Hardware, Storage & Peripherals			410,008,246

TOTAL INFORMATION TECHNOLOGY			2,064,520,799

MATERIALS - 0.5%
Metals & Mining - 0.5%
Freeport-McMoRan Inc.		2,302,585	20,884,446
Nucor Corp.		293,706	12,412,016

TOTAL MATERIALS			33,296,462

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,145,738,920)			6,411,518,461

	RATE
SHORT-TERM INVESTMENTS - 0.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.104%	15,372,272	15,372,272
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.131%	3,843,068	3,843,068	(a)
TOTAL SHORT-TERM INVESTMENTS (Cost - $19,215,340)			19,215,340

TOTAL INVESTMENTS - 100.1% (Cost - $2,164,954,260)			6,430,733,801
Liabilities in Excess of Other Assets - (0.1)%			(3,856,574)

TOTAL NET ASSETS - 100.0%			$6,426,877,227

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At May 31, 2020, the total market value of investments in Affiliated Companies was $3,843,068 and the cost was $3,843,068 (Note 2).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Aggressive Growth Fund 2020 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

5

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$6,411,518,461	—	—	$6,411,518,461
Short-Term Investments†	19,215,340	—	—	19,215,340

Total Investments	$6,430,733,801	—	—	$6,430,733,801

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following company was considered an affiliated company for all or some portion of the period ended May 31, 2020. The following transactions were effected in shares of such company for the period ended May 31, 2020.

	Affiliate Value at August 31, 2019	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2020
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$38,934,040	38,934,040	$35,090,972	35,090,972	—	$2,590	—	$3,843,068

6